UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2025

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Eastgate Mall, Suite 200,

San Diego, CA 92121

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exhange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Retention Bonus

On December 1, 2025, the Compensation Committee (the “Committee”) of Sonim Technologies, Inc. (the “Company”), authorized and approved a contingent cash bonus (the “Retention Bonus”) payable to Clay Crolius, the Company’s Chief Financial Officer (the “Chief Financial Officer”). The Retention Bonus is contingent and payable upon the upon consummation of that certain asset purchase agreement by and among the Company, as seller, Pace Car Acquisition LLC, as buyer, the Seller Representative named in the asset purchase agreement, and Social Mobile Technology Holdings LLC (the “Asset Purchase Agreement”); provided, however, that in the event the Asset Purchase Agreement is terminated, the Retention Bonus shall be deemed to be null and void ab initio.

The Retention Bonus shall be determined using the following methodology:

●	Assume $100,000 of restricted stock units (“RSUs”) has been granted as of October 16, 2025 (such assumed RSUs, the “CFO Phantom RSUs,” the CFO Phantom RSU count shall equal $100,000 divided by the Fair Market Value (as defined in the Sonim Technologies, Inc. 2019 Equity Incentive Plan (the “2019 Plan”)) of a share of the Company’s common stock on October 16, 2025);

●	Assume that the CFO Phantom RSUs vest on the date of the consummation of the Asset Purchase Agreement (the “CFO Vesting Event”); and

●	The Retention Bonus shall equal the Fair Market Value of the Company’s common stock underlying the CFO Phantom RSUs at the time of the CFO Vesting Event multiplied by the CFO Phantom RSUs count, and shall be payable in cash as of the date of the CFO Vesting Event.

Executive Chairman Compensation

Pursuant to the Company’s non-employee director compensation policy (the “Compensation Policy”), an annual award of RSUs with a grant-date Fair Market Value of $50,000 is paid to the Company’s non-executive chairman (the “RSU Grant”). The employment agreement effective as of October 16, 2025, by and between the Company and Michael Mulica, the Company’s Executive Chairman provides that Mr. Mulica is entitled to receive the same compensation non-employee directors are entitled to receive pursuant to the Compensation Policy, including an RSU Grant. Insufficient shares are available for issuance under the Plan, therefore the Company has not issued Mr. Mulica the RSUs owed pursuant to the Compensation Policy.

On December 1, 2025, the Committee authorized and approved the issuance of a substitute cash grant in lieu of the RSU Grant (the “Substitute Cash Grant”) payable to Mr. Mulica. The Substitute Cash Grant shall be determined using the following methodology:

●	Assume that the number of RSUs valued as described in the terms of the respective grant has been granted as of the date of the grant (such assumed RSUs, the “Chairman Phantom RSUs”);

●	Assume that the Chairman Phantom RSUs vest on the earlier of: (i) a change in control, as defined in the Plan, or any other event accelerating vesting of the respective award; or (ii) a vesting event pursuant to the terms of the grant (each (i) and (ii), a “Chairman Vesting Event”); and

●	The Substitute Cash Grant shall equal the Fair Market Value of the Company’s common stock underlying the Chairman Phantom RSUs at the time of the Chairman Vesting Event and shall be payable as of the date of the Chairman Vesting Event.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sonim. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, Sonim plans to file with the SEC a definitive proxy statement (the “Proxy Statement”) relating to a special meeting of its stockholders and may file other documents with the SEC relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Sonim may file with the SEC or send to its stockholders in connection with the proposed transaction. Before making any voting decision, stockholders of Sonim are urged to read the Proxy Statement in its entirety when it becomes available and any other relevant documents filed or to be filed with the SEC and any amendments or supplements thereto and any documents incorporated by reference therein, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Any vote in respect of resolutions to be proposed at a stockholder meeting of Sonim to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders will be able to obtain the Proxy Statement and other documents Sonim files with the SEC (when available) free of charge at the SEC’s website (http://www.sec.gov) or at Sonim’s investor relations website (https:// https://ir.sonimtech.com/) or by e-mailing Sonim at ir@sonimtech.com.

Participants in the Solicitation

Sonim and its respective directors, executive officers, and other members of their management and employees, including Peter Liu (Chief Executive Officer and a director), Clay Crolius (Chief Financial Officer), Mike Mulica (Executive Chairman), and Sonim’s directors — James Cassano, Jack Steenstra, and George Thangadurai — under SEC rules, may be deemed to be participants in the solicitation of proxies of Sonim’s stockholders in connection with the proposed Transaction.

Stockholders may obtain more detailed information regarding Sonim’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Directors, Executive Officers, and Corporate Governance,” and “Certain Relationships and Related Party Transactions” of Sonim’s definitive proxy statement for the 2025 Annual Meeting filed with the SEC on June 18, 2025 and “Security Ownership of Certain Beneficial Owners and Management” of Sonim’s definitive proxy statement for the 2025 Special Meeting filed with the SEC on September 19, 2025.

Any subsequent updates following the date hereof to the information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction, if and when they become available. These documents will be available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: December 5, 2025	By:	/s/ Clay Crolius
	Name:	Clay Crolius
	Title:	Chief Financial Officer